                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Compass Bancshares, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

[_]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                    [COMPASS BANCSHARES LOGO APPEARS HERE]

To the Shareholders of
Compass Bancshares, Inc.

                                                                 March 30, 1999

  In connection with the annual meeting of shareholders of Compass Bancshares, Inc., to be held on April 26, 1999, we enclose a Notice of Meeting and Proxy Statement containing information concerning those matters which are to be considered at the meeting.

  Detailed information concerning the Corporation's activities and operations during 1998 is contained in our annual report, which is also enclosed.

  You are cordially invited to attend the annual meeting in person. Please sign and return the form of proxy in the enclosed postage-prepaid envelope so that your shares can be voted in the event you are unable to attend the meeting. You may, of course, vote in person at the meeting, whether or not you submitted a proxy.

                                          Sincerely yours,

                                          /s/ D. Paul Jones, Jr.

                                          D. Paul Jones, Jr.
                                          Chairman and Chief Executive Officer

 Please complete, date, sign and mail promptly the accompanying proxy in the return envelope furnished for that purpose, whether or not you plan to attend the meeting.

                           COMPASS BANCSHARES, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 to be held on

                                April 26, 1999

                               ----------------

  The annual meeting of the shareholders of Compass Bancshares, Inc., will be held at the Corporate Headquarters Building, 15 South 20th Street, Birmingham, Alabama, on Monday, April 26, 1999, at 10:00 a.m., for the following purposes:

  1. To elect two (2) directors, each to serve for a term of three (3) years or until their successors are elected and qualified.

  2. To approve the Compass Bancshares, Inc. 1999 Omnibus Incentive Compensation Plan.

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Shareholders of record at the close of business on March 18, 1999, are entitled to notice of and to vote at the meeting.

  Shareholders who do not expect to attend the meeting are requested to sign the enclosed proxy and return it immediately in the enclosed envelope in order that their shares may be represented at the meeting.

                                          By Order of the Board of Directors


                                          /s/ Jerry W. Powell

                                          Jerry W. Powell
                                          General Counsel and Secretary

Birmingham, Alabama
March 30, 1999

                           COMPASS BANCSHARES, INC.

                     Proxy Statement for Annual Meeting of
                   Shareholders to be Held on April 26, 1999

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished to shareholders of Compass Bancshares, Inc., a Delaware corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the annual meeting of shareholders to be held on April 26, 1999, and at any adjournments thereof, for the purpose of (i) electing two (2) directors of the Corporation, (ii) approving the Compass Bancshares, Inc. 1999 Omnibus Incentive Compensation Plan (the "1999 Plan") and (iii) transacting such other business as may properly come before the meeting. The executive offices of the Corporation are located at 15 South 20th Street, Birmingham, Alabama 35233. This Proxy Statement and the accompanying form of proxy, together with a copy of the Corporation's annual report for 1998, were mailed to shareholders of the Corporation on or about March 30, 1999.

Shareholders Entitled to Vote

  Each holder of record of the Corporation's common stock as of the close of business on March 18, 1999, will be entitled to vote at the shareholders' meeting and at any adjournments thereof. Each shareholder will be entitled to one vote on each proposal for each share of common stock of the Corporation held as of such date. At the close of business on March 18, 1999, there were 75,634,959 shares of the Corporation's common stock issued and outstanding. Notwithstanding the record date specified above, the stock transfer books of the Corporation will not be closed and stock may be transferred subsequent to the record date, although all votes must be cast in the names of the shareholders of record as of the record date.

Vote Required

  At the meeting, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business. Assuming the presence of a quorum, directors shall be elected at the meeting by a plurality of the votes cast, whether in person or by proxy. The affirmative vote of a majority of the outstanding shares of the Corporation's common stock represented at the meeting in person or by proxy and entitled to vote is required for the approval of the 1999 Plan.

  A shareholder may abstain or withhold his vote (collectively, "abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum but will be counted as not voting in favor of the relevant proposal. Since the election of directors is determined by the votes cast at the meeting, abstentions will not affect such election. However, since the proposed approval of the 1999 Plan will require the affirmative vote of at least a majority of the shares represented at the meeting and entitled to vote, abstentions will have the effect of a vote against the proposal.

  Generally, a broker is entitled to vote shares held in "street name" on routine matters without instructions from the beneficial owner. On the other hand, a broker may not be entitled to vote shares held in "street name" on certain non-routine items absent customer instructions. If a broker votes shares held in "street name" on some but not all of the proposals submitted for shareholder approval, the shares so voted will be counted as present for purposes of determining the existence of a quorum, but they will not be treated as shares entitled to vote at the meeting on those matters as to which authority to vote is withheld by the broker (a "broker nonvote"). Generally, there can be no "broker nonvotes" in the election of directors, because the election of directors is a matter for which a broker may exercise its discretion. Since the proposed approval of the 1999 Plan will require the affirmative vote of at least a majority of the shares represented at the meeting and entitled to vote, broker nonvotes, if any, will not affect such proposal.

Proxies

  If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time before it has been exercised, but if it is not revoked, the shares represented thereby will be voted by the persons designated in such proxy. Shares represented by the proxies received will be voted in accordance with the instructions therein. In the absence of instructions, proxies will be voted FOR the election as directors of the nominees for directors named herein and FOR the proposed approval of the 1999 Plan.

                         HOLDINGS OF VOTING SECURITIES

  The following table contains information concerning the only person known to the Corporation to be the beneficial owner of more than 5% of the Corporation's outstanding common shares as of December 31, 1998:

Name and Address           Number of Shares Owned Percent of Class
----------------           ---------------------- ----------------
Compass Bancshares, Inc.
Employee Stock Ownership
Plan (the "ESOP")                3,889,132              5.1%
c/o Compass Bank
Asset Management Division
P. O. Box 10566
Birmingham, Alabama 35296

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  The Board of Directors has nominated the two (2) persons named below for election as Class II directors, each to hold office for a term of three (3) years or until their successors shall have been elected and qualified. It is intended that the persons named in the proxy will vote for the election of these persons. The Board of Directors believes that the nominees will be available and able to serve as directors, but if for any reason any of these persons should not be available or able to serve, the persons named in the proxy may exercise discretionary authority to vote for substitutes proposed by the Board of Directors of the Corporation.

The Board of Directors recommends a vote FOR the election of each of the nominees.

  Certain information about the nominees, directors with unexpired terms, and executive officers who are not also directors or nominees is set forth in the following table. D. Paul Jones, Jr., Chairman of the Board of Directors, Chief Executive Officer, and President of the Corporation is also a director of Compass Bank, the Corporation's lead bank subsidiary headquartered in Birmingham, Alabama (sometimes referred to herein as "Compass Bank"). Executive officers who are not also directors of the Corporation serve at the discretion of the Board of Directors.

          Common Stock Ownership of Directors and Executive Officers

                              Director or       Shares                   Principal Occupation
                           Executive Officer Beneficially                  Since January 1,
                            of Corporation     Owned at     Percent of      1994 and Other
           Name                  Since       12/31/98 (1)   Class (1)        Information
           ----            ----------------- ------------   ---------- -----------------------
 Directors nominated for election to serve until annual meeting in 2001 (Class II)
 Tranum Fitzpatrick.......        1989          226,533(2)     *       Chairman of Guilford
                                                                        Partners, Inc. and
                                                                        President of Guilford
                                                                        Capital Corporation
                                                                        and Empire Rouse, Inc.
                                                                        (real estate
                                                                        investment and
                                                                        development). Age 60.
 John S. Stein............        1989          78,277         *       Chairman and Chief
                                                                        Executive Officer of
                                                                        Golden Enterprises,
                                                                        Inc. (snack food
                                                                        distribution and
                                                                        sales). Director of
                                                                        Golden Enterprises,
                                                                        Inc. Age 61.
 Directors elected to serve until annual meeting in 2000 (Class III)
 William Eugene Davenport.        1993          39,721         *       President and Chief
                                                                        Operating Officer,
                                                                        Russell Lands, Inc.
                                                                        (resort land
                                                                        development,
                                                                        residential
                                                                        construction and
                                                                        building supply
                                                                        stores). Age 58.
 Marshall Durbin, Jr......        1971          751,548(3)   1.0       President of Marshall
                                                                        Durbin & Company, Inc.
                                                                        (poultry processing).
                                                                        Age 67.

                                Director or       Shares                     Principal Occupation
                             Executive Officer Beneficially                    Since January 1,
                              of Corporation     Owned at       Percent of      1994 and Other
            Name                   Since       12/31/98 (1)     Class (1)         Information
            ----             ----------------- ------------     ---------- ------------------------
 Robert J. Wright...........       1996            248,105(4)         *    President, Medical
                                                                            Cities, Inc.
                                                                            (development and
                                                                            management of health
                                                                            care facilities). Age
                                                                            71.
 Directors elected to serve until annual meeting in 2001 (Class I)
 Charles W. Daniel..........       1982            313,001(5)         *    President, Dantract,
                                                                            Inc. (real estate
                                                                            investments). Age 58.
 D.Paul Jones, Jr...........       1978            723,039(6)       1.0    Chairman of the Board,
                                                                            Chief Executive Officer
                                                                            and President of the
                                                                            Corporation and Compass
                                                                            Bank. Director of
                                                                            Golden Enterprises,
                                                                            Inc. Age 56.
 Carl J. Gessler, Jr., M.D..       1998             28,027(7)         *    Physician. Age 43.
 Executive Officers Who Are Not Also Directors or Nominees for
  Director
 Garrett R. Hegel...........       1990             83,867(8)         *    Chief Financial Officer
                                                                            of the Corporation and
                                                                            Compass Bank and
                                                                            Director of Compass
                                                                            Bank since February
                                                                            1999. Age 48.
 Charles E. McMahen.........       1990            133,852(9)         *    Vice Chairman of Compass
                                                                            Bank since February
                                                                            1999 and previously
                                                                            Chairman and Chief
                                                                            Executive Officer of
                                                                            Compass Banks of Texas,
                                                                            Inc. Age 59.
 Jerry W. Powell............       1981             95,377(10)        *    General Counsel and
                                                                            Secretary of the
                                                                            Corporation and Compass
                                                                            Bank. Age 49.
 G.Ray Stone................       1996            256,704(11)        *    Senior Executive Vice
                                                                            President and Chief
                                                                            Credit Policy Officer
                                                                            of the Corporation and
                                                                            Director of Compass
                                                                            Bank since February
                                                                            1999. Age 55.
 Directors, nominees and                         2,978,051          3.9
  executive officers as a
  group (12 persons)........

--------
*  Less than 1%

 (1) A person is deemed to beneficially own securities which he or she has a right to acquire within sixty (60) days (i.e., through the exercise of options, warrants, rights or conversion privileges). Any securities which are not outstanding but deemed to be beneficially owned by a person are considered outstanding for the purpose of computing such person's percentage ownership, but are not considered outstanding when computing any other person's percentage ownership.

 (2) Includes 19,200 shares owned directly by Mr. Fitzpatrick's spouse and 85,605 shares owned by Empire Rouse, Inc., of which Mr. Fitzpatrick is President, the beneficial ownership of which is disclaimed.

 (3) Includes 555,589 shares owned by Marshall Durbin Food Corporation, of which Mr. Durbin is Chairman of the Board and President.

 (4) Includes 57,765 shares owned jointly by Mr. Wright and his spouse.

 (5) Includes 25,475 shares held by Mr. Daniel's wife and sons, the beneficial ownership of which is disclaimed. Does not include 1,440,072 shares owned by The Daniel Foundation of Alabama, a charitable foundation for which Mr. Daniel serves as a director.

 (6) Includes 29,073 shares subject to options exercisable within 60 days and 26,315 shares allocated to Mr. Jones' ESOP/401(k) account.

 (7) Includes 14,463 shares held by Dr. Gessler's wife and children.

 (8) Includes 30,226 shares subject to options exercisable within 60 days, 5,510 shares allocated to Mr. Hegel's ESOP/ 401(k) account and 150 shares owned directly by his child.

 (9) Includes 5,652 shares subject to options exercisable within 60 days and 5,404 shares allocated to Mr. McMahen's ESOP/401(k) account.

(10) Includes 20,815 shares subject to options exercisable within 60 days and 21,955 shares allocated to Mr. Powell's ESOP/401(k) account.

(11) Includes 22,817 shares subject to options and 38,813 shares allocated to Mr. Stone's ESOP/401(k) account.

Remuneration of Directors

  The Corporation pays non-employee directors a monthly retainer of $1,200 and a fee of $1,665 for each board meeting attended. In addition, members of the Corporation's audit committee receive $600 for each audit committee meeting attended. Chairmen of all committees of the Boards of Directors of the Corporation and Compass Bank receive a monthly retainer of $100 per month.

Meetings of the Board of Directors and Committees

  In 1998 the Board of Directors held four regular quarterly meetings and no special meetings. All incumbent directors of the Corporation attended 75% or more of the meetings of the Board and the committees on which they served, except for Charles W. Daniel, who attended two of the four quarterly board meetings.

Committees of the Board of Directors

  Messrs. Jones, Chairman, Daniel and Durbin constitute the standing Executive Committee of the Board of Directors, which has the full authority of the Board of Directors to act on all matters between regularly scheduled

Board meetings, except as to certain matters of an extraordinary nature. The results of each Executive Committee meeting are reported to the full Board at the next regularly scheduled Board meeting. The Executive Committee did not meet in 1998.

  Messrs. Stein, Chairman, Daniel, Davenport, Fitzpatrick and Gessler constitute the standing Audit Committee of the Board of Directors. This committee, which met six times during 1998, meets with the Corporation's internal auditors and periodically with its independent auditors. The committee's functions include formulating recommendations with respect to engaging and discharging the independent auditors and considering the fees paid to, services performed by and the independence of such auditors. This committee reviews with the internal and independent auditors the plan for and results of the audit of the Corporation, the adequacy of procedures for internal auditing and the adequacy of the system of internal control. The Audit Committee also reviews with the internal auditors and management the results of examinations of the Corporation's subsidiary banks by the various regulatory authorities.

  Messrs. Durbin, Chairman, Daniel and Fitzpatrick constitute the standing Compensation Committee of the Board of Directors. These members are non-employee directors and are ineligible to participate in any of the plans or programs administered by the Compensation Committee. The primary function of the committee is to review and approve senior officers' compensation and to administer the Corporation's incentive plans. The committee met three times during 1998.

  Messrs. Durbin, Chairman, Davenport, Stein and Wright constitute the standing Credit Committee of the Board of Directors. This committee has general supervision over the credit policies of the Corporation and its subsidiaries, establishes the appropriate credit policies for the Corporation and its subsidiaries, and provides appropriate instruction to the officers of the Corporation regarding credit policies and procedures. The committee met six times during 1998.

  The Board of Directors has no standing nominating committee.

Section 16 Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers and directors of the Corporation file reports of stock ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") on Forms 3 (initial statement of ownership), 4 (monthly reports), and 5 (annual reports). Based solely upon a review of copies of such reports or representations that no annual reports on Form 5 for the 1998 fiscal year were required to be filed by officers or directors, the Corporation believes that
Section 16(a) filing requirements applicable to its officers and directors were complied with during fiscal year 1998, except that director Charles W. Daniel did not file timely two Forms 4 to report two transactions that occurred on July 29 and August 3, 1998; director Jack C. Demetree did not file timely one Form 4 to report one transaction that occurred on August 12, 1998; and director Carl J. Gessler, Jr., M.D. did not file timely one Form 4 to report three transactions that occurred in April 1998. Forms 4 were filed by each of Messrs. Daniel and Demetree and Dr. Gessler on October 13, November 10 and June 10, 1998, respectively, to report their transactions that had not been reported timely previously.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

  The Corporation's 1998 compensation program for executive officers consisted principally of salaries, cash bonuses and compensation pursuant to certain plans which are described below.

Summary Compensation Information

  The following table sets forth certain information regarding compensation paid by the Corporation and its subsidiaries during the fiscal years 1996, 1997, and 1998 for services rendered to the Corporation and its subsidiaries during such years by the Corporation's chief executive officer and the Corporation's four most highly compensated executive officers other than the chief executive officer who were serving in such capacities at the end of 1998:

                          Summary Compensation Table

                                                       Long Term Compensation
                                                      -------------------------
                                Annual Compensation            Awards
                              ----------------------- -------------------------
                                                       Restricted   Securities   All Other
        Name and                                          Stock     Underlying  Compensation
   Principal Position    Year Salary ($) Bonus ($)(1) Awards ($)(2) Options (#)    ($)(3)
   ------------------    ---- ---------- ------------ ------------- ----------- ------------
D. Paul Jones, Jr....... 1998  699,985     492,090       514,317      52,744       57,853(4)
Chairman and Chief
 Executive Officer       1997  589,994     404,441       978,551         -0-       50,203(4)
of the Corporation and
 Compass Bank            1996  540,000     337,500       352,458         -0-       25,418(4)
Garrett R. Hegel ....... 1998  252,487     124,247       104,083      10,674        9,479(5)
Chief Financial Officer
 of the                  1997  235,000     112,765       233,396         -0-       11,569(5)
Corporation and Compass
 Bank                    1996  214,167      93,698       130,113         -0-        8,360(5)
Charles E. McMahen,..... 1998  413,954     274,632       220,409      22,605       28,409(7)
Vice Chairman of         1997  360,000     103,644       436,815         -0-       30,710(7)
Compass Bank (6)         1996  337,322     147,578       219,051         -0-       16,841(7)
Jerry W. Powell, ....... 1998  165,000      57,996        67,356       6,907       13,472(8)
General Counsel and
 Secretary of the        1997  157,000      53,812       122,037         -0-       14,024(8)
Corporation and Compass
 Bank                    1996  157,000      49,063        95,526         -0-       13,929(8)
G. Ray Stone ........... 1998  236,666     137,357        95,922       9,837       17,872(9)
Senior Executive Vice
 President and           1997  225,000     129,195       199,136         -0-       18,194(9)
Chief Credit Policy      1996  189,167      98,130       111,996         -0-       13,956(9)

Officer of the Corporation and Compass Bank
--------
(1) The bonus amounts shown in this column were paid based on performance rendered during the years indicated, but the bonuses were paid during the fiscal years immediately following the years indicated.
(2) All of the restricted stock awards granted in 1998 to the executive officers named above will vest on January 26, 2003. The restricted shares are eligible for accelerated vesting if certain performance goals are met. Dividends will be paid on the restricted stock prior to vesting. The value of the restricted stock awards shown above reflects the number of shares awarded during the year indicated multiplied by the closing market price of the Corporation's unrestricted common stock on the date of the award. The following table shows the aggregate number and value of all shares of restricted stock held by the persons identified in the table above as of December 31, 1998:

                                                               Number   Market
                                                                 of    Value on
                                                               Shares  12/31/98
                                                               ------ ----------
      D. Paul Jones, Jr....................................... 44,201 $1,682,423
      Garrett R. Hegel........................................ 11,377    433,043
      Charles E. McMahen...................................... 21,208    807,240
      G. Ray Stone............................................  9,896    376,671
      Jerry W. Powell.........................................  6,995    266,251

(3) The amounts shown in this column include (i) annual contributions by the Corporation to the ESOP/401(k) accounts of persons named in the table,
    (ii) 30% matching contributions by the Corporation with respect to employee contributions for purchases of Corporation common stock under the Corporation's Monthly Investment Plan ("MIP"), and (iii) any matching contributions by the Corporation to the accounts of persons named in the table maintained under the ESOP Benefit Restoration Plan ("Restoration Plan"). The ESOP/401(k) plan and the MIP are generally available to employees of the Corporation and its subsidiaries. The Restoration Plan is available to select persons whose annual compensation exceeds the $160,000 statutory cap on income which may be considered under the ESOP under present IRS regulations.
(4) Includes contributions by the Corporation under the ESOP/401(k) of $8,522, $9,494, and $9,218 in 1998, 1997 and 1996, respectively, matching contributions made by the Corporation under the MIP of $20,998, $17,700 and $16,200 for 1998, 1997 and 1996, respectively, and matching contributions under the Restoration Plan of $28,333 and $23,009 in 1998 and 1997, respectively.
(5) Includes contributions by the Corporation under the ESOP/401(k) of $6,922, $9,494 and $7,718 in 1998, 1997 and 1996, respectively, matching contributions made by the Corporation under the MIP of $757, $705 and $642 for 1998, 1997 and 1996, respectively, and matching contributions under the Restoration Plan of $1,800 and $1,370 in 1998 and 1997, respectively.
(6) During 1998, Mr. McMahen served as Chairman and Chief Executive Officer of Compass Banks of Texas, Inc., which was, until September 14, 1998, a wholly owned subsidiary of the Corporation. He was named Vice Chairman of Compass Bank in February 1999.
(7) Includes contributions by the Corporation under the ESOP/401(k) of $8,522, $9,494 and $9,218 in 1998, 1997 and 1996, respectively, matching contributions made by the Corporation under the MIP of $12,419, $10,800 and $7,623 for 1998, 1997 and 1996, respectively, and matching contributions under the Restoration Plan of $7,468 and $10,416 in 1998 and 1997, respectively.
(8) Includes contributions by the Corporation under the ESOP/401(k) of $8,522, $9,314 and $9,219 in 1998, 1997 and 1996, respectively, and matching contributions made by the Corporation under the MIP of $4,950, $4,710 and $4,710 for 1998, 1997 and 1996, respectively.
(9) Includes contributions by the Corporation under the ESOP/401(k) of $8,522, $9,494 and $8,281 in 1998, 1997 and 1996, respectively, matching contributions made by the Corporation under the MIP of $7,100, $6,750 and $5,675 for 1998, 1997 and 1996, respectively, and matching contributions under the Restoration Plan of $2,250 and $1,950 in 1998 and 1997, respectively.

Compensation Pursuant to Plans

  The Corporation has certain compensation plans, described below, pursuant to which benefits may be provided to executive officers of the Corporation.

 Long Term Incentive Plans

  The Corporation's shareholders approved the 1982, 1989 and 1996 Long Term Incentive Plans (the "Plans"), which provide for the granting of incentive awards in the form of stock options, stock appreciation rights, performance units, restricted stock, supplemental cash and in such other forms as may be deemed appropriate from time to time under the circumstances. The Plans are administered by the Compensation Committee of the Board of Directors, which has the sole discretion, subject to the terms of the Plans, to determine those employees, including executive officers, eligible to receive awards and the amount and type of such awards. The Compensation Committee also has the authority to interpret the Plans, formulate the terms and conditions of award agreements, and make all other determinations required in the administration thereof. Under the 1982 and 1989 Long Term Incentive Plans, the committee was authorized to grant awards of up to 3,712,500 and 2,250,000 shares, respectively, of the Corporation's common stock, giving effect to adjustments for capital structure changes. Under the 1996 Plan, the Compensation Committee may grant awards of up to 2,850,000 shares of the Corporations's common stock, giving effect to adjustments for capital structure changes.

  During 1998, the awards made under the Plans to the officers named in the Summary Compensation Table above consisted of awards of restricted stock and grants of stock options.

  The following table reflects certain information concerning grants of options to purchase the Corporation's common stock that were made by the Corporation during 1998 to the executive officers of the Corporation named in the Summary Compensation Table above.

                       Option Grants in Last Fiscal Year

                                                                                   Potential
                                                                              Realizable Pre-Tax
                                                                               Value at Assumed
                                                                                Annual Rates of
                                                                                  Stock Price
                                                                               Appreciation for
                                          Individual Grants                       Option Term
                         ---------------------------------------------------- -------------------
                           Number of
                          Securities     % of Total
                          Underlying   Options Granted Exercise or
                            Options    to Employees In Base Price  Expiration    5%        10%
          Name           Granted(#)(1)   Fiscal Year     ($/Sh)       Date     ($)(2)    ($)(2)
          ----           ------------- --------------- ----------- ---------- --------- ---------
D. Paul Jones, Jr.......    52,744          5.94         $43.88     1/25/08   1,455,518 3,688,568
Garrett R. Hegel........    10,674          1.20         $43.88     1/25/08     294,559   746,469
Charles E. McMahen......    22,605          2.54         $43.88     1/25/08     623,805 1,580,845
Jerry W. Powell.........     6,907          0.78         $43.88     1/25/08     190,605   483,030
G. Ray Stone............     9,837          1.11         $43.88     1/25/08     271,461   687,935

--------
(1) All options were granted under the Corporation's 1996 Long Term Incentive Plan on January 26, 1998 with an exercise price equal to the closing price of the Company's common stock on the grant date. These options become exercisable over a three year period, with 25% immediately exercisable on the date of grant, and 25% exercisable on each of the succeeding three anniversaries of the date of grant.
(2) The dollar amounts shown are based on certain assumed rates of appreciation and the assumption that the options will not be exercised until the end of the expiration periods applicable to the options. Actual realizable values, if any, on stock option exercises and common stock holdings are dependent on the future performance of the Company's common stock and overall stock market conditions. There can be no assurance that the amounts reflected will be achieved.

  The following table reflects certain information concerning exercises of options with respect to the Corporation's common stock during 1998, and the value of unexercised options held as of the end of 1998, by the executive officers of the Corporation named in the Summary Compensation Table above:

      Aggregated Option Exercises in 1998 and 1998 Year End Option Values

                                                              Number of
                                                             Securities
                                                             Underlying      Value of
                                                             Unexercised  Unexercised In-
                                                             Options at      the-Money
                                                            1998 Year End Options at 1998
                                                                 (#)       Year End ($)
                                                            ------------- ---------------
                         Shares Acquired                    Exercisable/   Exercisable/
          Name           on Exercise (#) Value Realized ($) Unexercisable  Unexercisable
          ----           --------------- ------------------ ------------- ---------------
D. Paul Jones, Jr.......      4,000            98,240       29,073/39,558   362,426/-0-
Garrett R. Hegel........        -0-               -0-        30,226/8,005   641,956/-0-
Charles E. McMahen......     25,656           873,954        5,652/16,953       -0-/-0-
Jerry W. Powell.........        -0-               -0-        20,815/5,180   429,679/-0-
G. Ray Stone............      2,400            59,095        22,817/7,377   454,011/-0-

 Pension Plan

  The Corporation has adopted basic and supplemental retirement plans which, subject to the conditions for vesting, provide retirement benefits based upon credited years of service and average annual compensation during the five consecutive years of benefit service which produces the highest average ("Final Average Annual Compensation"). The following table shows the estimated annual benefits that would be payable upon retirement under the Corporation's basic and supplemental retirement plans to plan participants, including executive officers, assuming retirement at normal retirement age 65 on January 1, 1999:

                              Pension Plan Table

                                    Annual Retirement Benefit if Age 65 in 1999
                                    --------------------------------------------
      Highest
      Average
      Earnings-                     10 Years 15 Years 20 Years 25 Years 30 Years
      Five Years*                   Service  Service  Service  Service  Service
      -----------                   -------- -------- -------- -------- --------
      $100,000..................... $ 15,032 $ 22,548 $ 30,064 $ 37,580 $ 45,096
      $200,000.....................   33,032   49,548   66,064   82,580   99,096
      $400,000.....................   69,032  103,548  138,064  172,580  207,096
      $600,000.....................  105,032  157,548  210,064  262,580  315,096
      $800,000.....................  141,032  211,548  282,064  352,580  423,096
      $1,000,000...................  177,032  265,548  354,064  442,580  531,096
      $1,200,000...................  213,032  319,548  426,064  532,580  639,096

--------
* Reflects all compensation without regard to statutory limits in qualified plan.

  All employees of the Corporation who have attained age 21 and have worked 1,000 hours or more in their first 12 months of employment or 1,000 hours or more in any calendar year thereafter are eligible to participate in the Corporation's basic pension plan. However, participation in the supplemental retirement plans is limited to a select group of management or highly compensated employees of the Corporation as determined by the Compensation Committee of the Board of Directors. Each of the executive officers named in the Summary Compensation Table participates in one of the two supplemental retirement plans. Under most circumstances employees are vested in their retirement benefits under the plans after five years of service. Benefits under the plans are payable monthly commencing on the later of age 65 or the participant's date of retirement. Eligible participants may retire at reduced benefit levels after reaching age 55.

  The Corporation's basic pension plan is a tax-qualified defined benefit plan for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). An individual's Final Average Annual Compensation under the pension plan is based on a participant's direct cash compensation (exclusive of bonuses, including any bonuses shown in the Summary Compensation Table above, and commissions) up to certain maximum dollar limits imposed under the Internal Revenue Code. The maximum annual dollar amounts recognized under the basic pension plan were limited to $235,840 for years prior to 1994, $150,000 for years 1994 through 1996, and $160,000 for years after 1996. The percentage of a participant's Final Average Annual Compensation payable as annual benefits upon retirement under the pension plan is determined by multiplying the number of years, up to 30, of a participant's service with the Corporation by 1.8%. Benefits under the pension plan are reduced by Social Security payments at the rate of 1.8% of primary Social Security benefits times years of service up to 30 years. The estimated annual retirement benefits shown in the foregoing table have been reduced by estimated Social Security benefits.

  In 1997, the Corporation adopted both the "Supplemental Retirement Plan" and the "Special Supplemental Retirement Plan" in order to provide key management employees a total retirement benefit equal to the retirement benefit which would have been payable under the basic pension plan but for certain limitations on calculating a participant's Final Average Annual Compensation imposed under the Internal Revenue Code. While a participant's Final Average Annual Compensation under the Supplemental Retirement Plan includes additional amounts of direct cash compensation otherwise excluded under the basic pension plan, the Supplemental Retirement Plan, like the pension plan, does not include a participant's bonuses in such calculations. Such bonuses, however, are included in calculating a participant's Final Average Annual Compensation under the Special Supplemental Retirement Plan. Both supplemental pension plans operate as unfunded non-qualified deferred compensation arrangements for purposes of ERISA.

  The current estimated years of credited service for each of the executive officers named in the Summary Compensation Table above are as follows: D. Paul Jones, Jr., 20; Charles E. McMahen, 9; Garrett R. Hegel, 9; Jerry W. Powell, 18; and G. Ray Stone, 33.

Change of Control Employment Agreements

  The Corporation entered into change of control employment agreements on December 14, 1994 (the "Agreements") with each of the individuals named in the Summary Compensation Table and five additional officers of the Corporation or its subsidiaries. Since such time, certain other officers of the Corporation or its subsidiaries have also entered into change in control employment agreements with the Corporation. The Agreements are designed to retain such officers and provide for continuity of management in the event of any actual or threatened change in control of the Corporation. The Agreements with the persons named in the Summary Compensation Table are effective for three-year periods and are automatically extended annually for additional one-year periods unless notice is given to the contrary. The Agreements are otherwise terminable during their periods of effectiveness only by termination of the executive's employment. Such termination in connection with a change in control of the Corporation (as defined in the Agreements) will entitle an executive to benefits under the Agreements. The Agreements require continued employment of an executive following a change of control on an equivalent basis to employment immediately before such change of control. In the event that during the three-year period following a change of control, the executive terminates the executive's employment for good reason (as defined in the Agreements) or, during the thirty-day period commencing one year after the change of control, for any reason, or the Company terminates the executive's employment without cause (as defined in the Agreements), the executive will be entitled to receive an immediate lump sum payment in an amount equal to previously earned but unpaid compensation plus an amount equal to a range of between two and three times the sum of such executive's then current salary and annual bonus. In addition, the executive will continue to be eligible, together with the executive's family, to receive benefits under the Corporation's welfare benefit plans (e.g., medical, group life, etc.) for the remainder of the three-year term, and any stock options then held by the executive pursuant to the Corporation's stock option plans shall remain exercisable in accordance with the terms of any stock option agreements between the Corporation and the executive, notwithstanding any provision in such option agreements to the contrary.

Compensation Committee Interlocks and Insider Participation

  Directors of the Corporation Charles W. Daniel, Marshall Durbin, Jr., and Tranum Fitzpatrick constitute the Compensation Committee of the Corporation's Board of Directors. D. Paul Jones, Jr., Chairman and Chief Executive Officer of the Corporation, is a member of the Board of Directors and serves on the Board Compensation Committee of Golden Enterprises, Inc., of which John S. Stein, a director of the Corporation, is President and Chief Executive Officer.

Report of Board Compensation Committee on Executive Compensation

  The Compensation Committee of the Board of Directors of the Corporation (the "Committee") is composed entirely of persons who are not also officers of the Corporation or any of its subsidiaries. The Committee is responsible for reviewing and appraising the compensation of senior officers of the Corporation and administering the Corporation's incentive plans. See "ELECTION OF DIRECTORS--Committees of the Board of Directors."

  The base salaries and incentive bonuses of the executive officers of the Corporation, all of whom are also executive officers of Compass Bank, are paid by Compass Bank. Management of the Corporation and Compass Bank are compensated primarily through base salaries, incentive bonuses, and equity-based compensation programs that are designed to reward for long-term strategic management and enhancement of shareholder value.

  The Committee approves the base salary of the chief executive officer of the Corporation and Compass Bank, as well as the base salaries of other executive officers, based on recommendations to the Committee from the Human Resources Division of Compass Bank. The base salaries of the chief executive officer and the other executive officers, as approved by the Committee, are then reported to the full board of Directors at its next regular meeting following the Committee's approval.

  In connection with its recommendations to the Committee regarding the chief executive officer's base salary, the Human Resources Division of Compass Bank compiles publicly available data concerning the salaries of the executive officers of financial institutions that are considered peers of the Corporation based on their relative assets. Such data is presented to the Committee for its consideration at one or more Committee meetings in January or February of each year for salary determinations for the ensuing year. The compensation levels approved by the Committee with respect to the chief executive officer have generally been at or above the median compensation levels of the other companies surveyed. The Committee also undertakes a subjective analysis of the executive officers' base salaries that is not related to any particular established qualitative or quantitative criteria. Based on such objective information and its subjective analysis, the Committee then determines the executive officers' base salaries for recommendation to the full Board of Directors.

  Bonuses paid to the chief executive officer are based on pre-established, objective performance goals which are typically approved by the Committee or by the full Board of Directors of Compass Bank at its regular meeting held in the first quarter of each year. For fiscal years 1997 and 1998, the chief executive officer's incentive bonus was based solely on the attainment of an earnings per share goal and a return on common equity goal. The bonus paid to the chief executive officer is a variable percentage of his base salary, depending on the extent to which these performance goals are attained. The chief executive officer's maximum bonus is typically 100% of his base salary.

  Bonuses paid to other executive officers (including the persons named in the Summary Compensation Table above) are also based wholly or partially upon the same pre-established, objective performance goals which determine the chief executive officer's bonus. As in the case of the chief executive officer, bonuses paid to other executive officers based upon attainment of these goals are variable percentages of their base salaries, depending on the extent to which these performance goals are attained. The maximum bonus, based upon these pre-established, objective performance goals, of each of the other executive officers ranged in 1998 from 50% to 100% of their base salaries. In addition, the other executive officers may receive bonuses based upon other performance goals related to the departments or divisions of the Corporation or Compass Bank with respect to which they have supervisory responsibility, the performance of the Corporation or Compass Bank as a whole, and their respective individual performances.

  For fiscal year 1998, the Corporation's chief executive officer and other executive officers were not entitled to any bonus attributable to earnings per share if the Corporation failed to achieve an increase in earnings per share of at least 10% over earnings per share reported for the previous fiscal year. An increase in earnings per share of at least 15% over the previous fiscal year's earnings per share was required in order for maximum achievable bonuses to be paid to the Corporation's chief executive officer and others. As a result of an increase in earnings per share in 1998 compared to reported earnings for 1997, excluding the results of the Corporation's December 15, 1998, acquisition of Arizona Bank, Tucson, Arizona, of approximately 10%, the Corporation's chief executive officer and each of the other named executive officers whose bonus is based in part upon the achievement of earnings per share goals received approximately 60% of their maximum achievable bonuses for earnings per share.

  For fiscal year 1998, the Corporation's chief executive officer and other of the executive officers were not entitled to any bonus attributable to return on common equity if the Corporation failed to achieve a return on common equity of at least 15% and a return on common equity of at least 18% was required in order for the maximum bonus to be paid with respect to return on common equity. As a result of a return on common equity with respect to the Corporation's common stock in fiscal year 1998, excluding the results of the Arizona Bank Acquisition of 17%, the Corporation's chief executive officer and other officers whose bonuses are based in part on return on common equity received approximately 83% of their maximum achievable bonuses for return on common equity.

  The 1996 Long Term Incentive Plan and the 1989 Long Term Incentive Plan each provide for grants to the Corporation's officers and key employees of stock options, stock appreciation rights, restricted stock, performance units and supplemental cash payments. The payment of equity-based compensation to these individuals under the Corporation's incentive compensation program is designed to focus their attention on the enhancement of shareholder value.

  During 1998, the Corporation awarded 11,721 shares of restricted stock to Mr. Jones, 2,372 shares of restricted stock to Mr. Hegel, 5,023 shares of restricted stock to Mr. McMahen, 1,535 shares of restricted stock to Mr. Powell, and 2,186 shares of restricted stock to Mr. Stone. The number of shares of restricted stock awarded to these executive officers was determined by the Compensation Committee and approved by the Board of Directors based upon a subjective assessment of executive officers' performances, their respective compensation and organization management level in the organization, and other factors. All of the restricted stock awards granted in 1998 to the executive officers named above will vest on January 26, 2003. The restricted shares are eligible for accelerated vesting if certain performance goals are met.

  During 1998, the Corporation granted options to purchase a total of 888,586 shares of the Corporation's common stock under the 1996 Long Term Incentive Plan to 351 employees of the Corporation or its subsidiaries. Among these option grants were grants of non-qualified and incentive stock options to acquire 52,744 shares to Mr. Jones, 10,674 shares to Mr. Hegel, 22,605 shares to Mr. McMahen, 6,907 shares to Mr. Powell and 9,837 shares to Mr. Stone. The size of the option grants to these executive officers was approved by the Compensation Committee based upon a subjective assessment of executive officers' performances, their respective compensation and management level in the organization, and other factors. The exercise price of each option equaled the fair market value of the common stock as of the date of grant and the options become exercisable over a three year period, with 25% being exercisable immediately upon grant and 25% becoming exercisable on each of the succeeding three anniversaries of the date of grant. Such options will expire ten (10) years from the date of grant, subject to earlier expiration upon termination of employment.

  The Committee has considered the anticipated tax treatment to the Company and to the executive officers of various payments and benefits. In addition, the Committee is aware that some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depends upon the timing of an executive officer's vesting or exercise of previously granted rights, and that interpretations of and changes in the tax laws and other factors beyond the Committee's control also affect the deductibility of compensation. For those and other reasons, the Committee will not necessarily and in all circumstances limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended. The
Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.


        /s/ Charles W. Daniel                    /s/ Tranum Fitzpatrick
_____________________________________     _____________________________________
          Charles W. Daniel                        Tranum Fitzpatrick

      /s/ Marshall Durbin, Jr.
_____________________________________
        Marshall Durbin, Jr.

Corporate Performance Graph

  The following graph illustrates, for the period commencing December 31, 1993, and ending at year end 1998, the yearly percentage change in the cumulative total shareholder return on the Corporation's common stock as compared with the cumulative total returns of the other companies included within the Standard & Poor's 500 Stock Index and the National Association of Securities Dealers, Inc., Automated Quotation System ("NASDAQ") Bank Stocks Index. The graph reflects shareholder returns measured by dividing (i) the sum of (A) the cumulative amount of dividends paid between year end 1993 and year end 1998, assuming dividend reinvestment, and (B) the difference between the closing price of the Corporation's common stock as reported through the NASDAQ on December 31, 1998, and December 31, 1993, by (ii) the closing price of the Corporation's common stock as reported through NASDAQ on December 31, 1993.



                        [COMPARISON GRAPH APPEARS HERE]


Compass Bancshares Inc. (CBSS)

                            Cum
                           12/93  12/94  12/95  12/96  12/97  12/98
                           -----  -----  -----  -----  -----  -----
COMPASS BANCSHARES, INC.    100    104    162    202    343    306
S & P 500                   100    101    139    171    229    294
NASDAQ BANK                 100    100    148    196    328    325

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Some of the executive officers, directors and proposed nominees for director of the Corporation and their affiliates are and have been customers of or had transactions with the Corporation and its subsidiaries in the ordinary course of business. Such transactions include loans made by the Corporation's subsidiary banks, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Additional transactions may be expected to take place with the subsidiary banks in the ordinary course of business in the future.

  During 1998, D. Paul Jones, Jr., Chairman and Chief Executive Officer of the Corporation, was indebted to the Corporation in connection with a loan for the purpose of, among other things, financing the exercise of options to acquire shares of common stock of the Corporation. Pursuant to a Demand Note and a Pledge Agreement between Mr. Jones and the Corporation, both dated December 11, 1992, Mr. Jones pledged shares of the Corporation's common stock as collateral for a loan in the original principal amount of $3,450,000, which is due on demand, bearing interest at an annual rate equal to the London Interbank Offering Rate ("LIBOR") plus 1%. The largest aggregate amount of indebtedness outstanding on such loan during 1998 was $3,031,476, and the loan was paid in full on April 15, 1998. In addition, during 1998, Mr. Jones was indebted to the Corporation for an unsecured loan incurred under a line of credit. The loan is due on demand and bears interest at the rate of LIBOR plus 1.5%. The largest aggregate amount of indebtedness outstanding for such loan during 1998 was $1,357,655, and the amount outstanding as of March 15, 1999 was $757,655.

  During 1998, Garrett R. Hegel, Chief Financial Officer of the Corporation, was indebted to the Corporation in connection with a loan for the purpose of, among other things, financing the exercise of options to acquire shares of the Corporation's common stock. Mr. Hegel's loan bears interest at the rate of Compass Bank Prime, is payable quarterly with the principal due on demand, and is secured by shares of the Corporation's common stock. The largest amount of indebtedness outstanding on such loan during 1998 was $373,000, and the amount outstanding as of March 15, 1999 was $373,000.

  During 1998, Jerry W. Powell, General Counsel and Secretary of the Corporation, was indebted to the Corporation in connection with a loan for the purpose of, among other things, financing the exercise of options to acquire shares of common stock of the Corporation. Mr. Powell's loan bears interest at the rate of Compass Bank Prime, is payable quarterly with the principal due on demand, and is secured by shares of the Corporation's common stock. The largest amount of indebtedness outstanding on such loan during 1998 was $388,000, and the amount outstanding as of March 15, 1999 was $388,000.

                                 PROPOSAL TWO

                   1999 OMNIBUS INCENTIVE COMPENSATION PLAN

  On January 27, 1999, the Compensation Committee of the Board of Directors adopted and recommended for submission to the Corporation's shareholders for their approval the Compass Bancshares, Inc. 1999 Omnibus Incentive Compensation Plan (the "1999 Plan"). The purpose of the 1999 Plan is to further the growth in earnings and market appreciation of the Corporation by providing performance based incentives to those officers and key employees of the Corporation or its subsidiaries who make substantial contributions to the Corporation through their ability, loyalty, industry and innovation.

  The 1999 Plan is intended to be a continuation of the Corporation's management incentive program currently provided by the Corporation's 1996 Long Term Incentive Plan. The Board of Directors believes that stock based awards are very valuable in attracting and retaining highly qualified management personnel and in providing additional motivation to management to use their best efforts on behalf of the Corporation and its shareholders. In addition, the Board of Directors believes that rewarding managers based upon the attainment of performance based goals during relevant performance cycles is an essential element of an effective management incentive program. Accordingly, the 1999 Plan provides for (i) the grant of future stock based awards to officers and key employees of the Corporation and (ii) the payment of performance based compensation upon the attainment of certain performance goals to be established periodically by the Compensation Committee.

  Certain provisions of the Internal Revenue Code of 1986 and the regulations promulgated thereunder (the "Code") require shareholder approval of any plan pursuant to which "incentive stock options" (within the meaning of Section 422 of the Code) may be granted or "qualified performance based compensation" (within the meaning of Section 162(m) of the Code) may be paid. The Board of Directors is submitting the 1999 Plan for approval at the 1999 annual meeting of shareholders in order to comply with these provisions of the Code.

  The primary features of the 1999 Plan are summarized below. This summary is qualified in its entirety by reference to the specific provisions of the 1999 Plan, as proposed, the full text of which is set forth as Exhibit A to this Proxy Statement.

GENERAL INFORMATION

  Administration. The 1999 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee consists of three or more members of the Board of Directors who qualify both as "outside directors" within the meaning of Section 162(m) of the Code and "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

  Types of awards. The 1999 Plan would authorize the Compensation Committee to grant to the participants in the 1999 Plan (i) stock options (which may be non-qualified options or incentive stock options for tax purposes), (ii) stock appreciation rights ("SARs") (which may be issued in tandem with stock options), (iii) restricted stock awards, (iv) performance units (which may be denominated in shares of the Corporation's common stock, cash or a combination thereof), and (v) supplemental cash payments.

  Shares Reserved for Issuance. The aggregate number of shares of the Corporation's common stock which may be issued under the 1999 Plan as proposed may not exceed 3,750,000. Shares subject to options granted under the 1999 Plan which expire unexercised, or shares subject to awards which are otherwise forfeited or canceled, will not count against this limit. The maximum number of shares with respect to which awards may be granted to any individual in any one year under the 1999 Plan is 200,000.

  Eligibility. Persons eligible to participate in the 1999 Plan shall be those officers and key employees of the Corporation and its subsidiaries who are in positions in which their decisions, actions and counsel significantly impact the performance of the Corporation or its subsidiaries. Participants are chosen from this group by the Compensation Committee, at its discretion. Currently, there are approximately 400 employees of the Corporation eligible to participate in the 1999 Plan.

  Term of the plan. The effective date of the 1999 Plan, subject to the approval by the Corporation's shareholders, will be January 27, 1999, the date it was adopted by the Compensation Committee of the Board of Directors. The 1999 Plan shall continue in effect until all awards under the plan have been satisfied by the issuance of shares or the payment of cash, but no award may be granted after the expiration of ten (10) years following such effective date.

AWARDS

  Stock Options. The Compensation Committee will be authorized to grant options to purchase the Corporation's common stock, which options may be tax-qualified, including incentive stock options within the meaning of Section 422 of the Code, or non-qualified stock options. The Compensation Committee will determine the terms and conditions of all option grants, subject to the specific limitations set forth in Section 7 of the 1999 Plan, as proposed. In general, no option may be granted with an exercise price of less than the fair market value of a share of the Corporation's common stock on the date of grant (110% if the grantee beneficially owns more than 10% of such stock), the term of an option may not be longer than ten (10) years, and any option shall be subject to certain restrictions on transferability. Payment of the option price may be in cash, check or other instrument acceptable to the Compensation Committee, or, in the discretion of the Compensation Committee, in the form of unrestricted common stock of the Corporation owned by the optionee.

  Stock Appreciation Rights. The Compensation Committee will be authorized to grant SARs either independent of or in connection with stock options granted under the 1999 Plan. The exercise of SARs will entitle the holder thereof to an amount (the "appreciation") equal to the difference between the exercise price of the shares to which the SARs relate under the SAR agreement (or, in the case of SARs issued in connection with options, the exercise price under the related option agreement) and the fair market value of a share of common stock of the Corporation on the date the SAR is exercised. The appreciation will be payable in cash or common stock of the Corporation, at the discretion of the Compensation Committee. The exercise of SARs granted in connection with options will terminate those options.

  The exercise of SARs will be treated as the issuance of the shares of common stock to which the SARs relate for purposes of calculating the maximum number of shares which have been issued under the 1999 Plan.

  Restricted Stock. The Compensation Committee will be authorized to award restricted stock under the 1999 Plan, subject to such terms and conditions as the Compensation Committee may determine. The Compensation Committee will have authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient of the restricted stock, and the date or dates on which the restricted stock will vest. The vesting of restricted stock may be conditioned upon the completion of a specified period of service with the Corporation, upon the attainment of specified performance goals, or upon such other criteria as the Compensation Committee may determine. The 1999 Plan will give the Compensation Committee discretion to make loans to the recipients for any purchase price of the restricted stock and to accelerate the vesting of restricted stock on a case by case basis at any time.

  Stock certificates representing the restricted stock granted to an eligible employee will be registered in the employee's name. However, no share of restricted stock may be sold, transferred, assigned, or pledged by the employee until such share has vested in accordance with the terms of the restricted stock award. In the event of an employee's termination of employment before all of his or her restricted stock has vested, or in the event other conditions to the vesting of restricted stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of restricted stock which have not vested will be forfeited, provided that the participant will be entitled to retain any shares of restricted stock which have been paid for by the participant. At the time restricted stock vests, a certificate for such vested shares will be delivered to the employee (or the beneficiary designated by the employee, in the event of death), free of all restrictions.

  Performance Units. The Compensation Committee may award performance units (which may be denominated in either shares of stock or cash) under which payment may be made to the participant upon the attainment of specific performance goals. If the performance unit is denominated in shares of stock ("performance stock"), such shares may be either (i) transferred to the participant on the date of the award, subject to forfeiture if the goal is not attained or (ii) transferrable to the participant only upon attainment of the relevant performance goal. If the performance unit is denominated in cash, it may be paid upon attainment of the relevant performance goal either in cash or shares of the Corporation's common stock (based on the then current fair market value of such stock), at the Compensation Committee's discretion.

  Performance goals will be established by the Compensation Committee and will relate to a specified performance period (typically a fiscal year of the Corporation). The performance goals may be based on any business criteria deemed appropriate by the Compensation Committee, including without limitation, earnings per share, return on common equity, return on assets, the ratio of earnings to shareholder's equity, the ratio of earnings to total capital, or the ratio of operating expenses to total revenue. These performance goals may be designed to measure corporate performance under any standards as may be determined by the Compensation Committee, including the absolute performance of the Corporation or Compass Bank relative to prior periods, the performance of the Corporation or Compass Bank relative to other companies, or the performance of the departments or divisions of the Corporation or Compass Bank or other affiliates of the Corporation with respect to which the recipient has supervisory responsibility.

  As an element of each performance goal, the Compensation Committee may establish a principal performance target and a minimum performance target. These targets may be adjusted at any time prior to payment of the performance unit to reflect major unforeseen events such as changes in laws, regulations or accounting procedures, mergers, acquisitions or divestitures or extraordinary, unusual or nonrecurring items or events, subject to the limitations of Section 162(m) of the Code discussed below. If the principal performance target is attained, the participant will be entitled to receive 100% of the value of the performance unit. If the minimum performance target is attained, but not the principal performance target, the participant will be entitled to receive a lesser percentage of the value of the performance unit, as determined by the Compensation Committee. The Compensation Committee shall determine the extent to which the performance targets have been attained, and what, if any, payment is due the participant on the performance unit.

  Within the first quarter of any performance period (or such earlier or later date as may be required or permitted by Section 162(m)), the Compensation Committee will determine whether to award any performance units for that performance period in a manner intended to result in "qualified performance-based compensation" within the meaning of Section 162(m) of the Code (a "Qualifying Performance Unit"). If the Compensation Committee intends to award any Qualifying Performance Units, the relevant performance goal will be "pre-established" and "objective" within the meaning of Section 162(m) of the Code, and the Compensation Committee shall have no discretion to waive or alter the goal after the expiration of the earlier of (i) the expiration of twenty-five percent of the performance period or (ii) the date on which the outcome under the goal is substantially certain. The maximum amount payable under a performance unit will depend on the value of that performance unit (which, for cash denominated performance units, is typically a percentage of the recipient's base salary). However, Qualifying Performance Units awarded to any single officer in any given performance period are subject to a maximum cash denomination of $2,500,000.

  Supplemental Cash Payments. A stock option, SAR, restricted stock or performance unit award may provide for the Corporation to make a supplemental cash payment to a participant. Payments may be made for the purpose of, but not limited to, assisting the employee in paying income taxes resulting from an award under the 1999 Plan. In no event shall the amount of cash payment exceed the value of the award to which it relates.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

  The following statements are based on current interpretations of existing Federal income tax laws. The law is technical and complex and the statements represent only a general summary of some of the applicable provisions.

  Stock Options. Generally, there are no Federal income tax consequences either to the optionee or to the Corporation upon the grant of a stock option. On exercise of an incentive stock option, the optionee will not recognize any income and the Corporation will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. Generally, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income and the Corporation will be entitled to a deduction for tax purposes in the amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Corporation will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain. On exercise of a non-qualified stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income and will generally be deductible for tax purposes by the Corporation, subject to the limitations of Section 162(m) of the Code. The disposition of shares acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Corporation.

  Stock Appreciation Rights. The grant of an SAR generally does not result in income to the grantee or in a deduction for the Corporation. Upon the exercise of an SAR, the grantee will recognize ordinary income and the Corporation will be entitled to a deduction measured by the fair market value of the shares plus any cash received, subject to the limitations of Section 162(m) of the Code.

  Restricted Stock. The grant of restricted stock generally does not result in income to the grantee or in a deduction for the Corporation, assuming the shares transferred are subject to restrictions which constitute a "substantial risk of forfeiture." If there are no such restrictions, the grantee would recognize ordinary income upon receipt of the shares. Dividends paid to the grantee while the stock is subject to such restrictions would be treated as compensation for Federal income tax purposes. At the time the restrictions lapse, the grantee would recognize ordinary income, and the Corporation would be entitled to a deduction measured by the fair market value of the shares at the time of lapse, subject to the limitations of Section 162(m) of the Code.

  Performance Units. The grant of a performance unit generally does not result in income to the grantee or in a deduction for the Corporation. Upon the receipt of cash or shares of common stock under a performance unit, the grantee will recognize ordinary income and the Corporation will be entitled to a deduction measured by the fair market value of the shares plus any cash received, subject to the limitations of Section 162(m) of the Code.

  Supplemental Cash Payments. Supplemental Cash Payments will result in ordinary income to the grantee and a deduction for the Corporation.

  Limitations on Deductibility under Section 162(m). As indicated above, the Corporation will usually be entitled to a deduction at the time and in the amount a recipient of an award recognizes ordinary compensation income in connection therewith. However, Section 162(m) imposes a $1,000,000 limitation on the amount of annual compensation deduction allowable to a publicly held company in respect of its chief executive officer and its other four most highly paid executive officers. An exception to this limitation is provided if certain shareholder approval, outside director administration and other requirements are satisfied. Assuming the 1999 Plan will be approved by the Corporation's shareholders, awards may be, but are not required to be, structured as Qualifying Performance Units which may result "qualified performance based compensation" not subject to this limitation.

CHANGE OF CONTROL

  In the case of a merger or consolidation in which the Corporation is not the surviving corporation, or a sale of all or substantially all of the business or property of the Corporation, or liquidation or dissolution of the Corporation, or in the event of a tender offer or any other change involving a threatened change in control of the Corporation which, in the opinion of the Compensation Committee, could deprive the holders of the benefits intended to be conferred by awards hereunder, the Committee may, in anticipation of any such transaction or event, make such adjustments in the terms and conditions of outstanding awards, as the Compensation Committee in its sole discretion determines are equitably warranted under the circumstances including, without limitation, (i) acceleration of exercise terms, or (ii) acceleration of the lapse of restrictions, performance objectives and other terms.

BOARD OF DIRECTOR RECOMMENDATION

  The Board of Directors believes that the 1999 Plan is in the best interests of the Corporation and the shareholders for the reasons stated above. Therefore, the Board of Directors unanimously recommends a vote FOR approval of this proposal to adopt the 1999 Plan.

                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

  Any proposal which a shareholder of the Corporation intends to be presented at the annual meeting of shareholders to be held in 2000 must be received by the Corporation at the address appearing on the first page of this proxy statement on or before December 1, 1999 in order to be considered for inclusion in the Corporation's proxy statement and form of proxy relating to that meeting. Only proper proposals which are timely received will be included in the proxy statement and form of proxy.

  A shareholder of the Corporation may wish to have a proposal presented at the annual meeting of shareholders to be held in 2000, but not to have such proposal included in the Corporation's proxy statement and form of proxy relating to that meeting. If notice of any such proposal is not received by the Corporation at the address appearing on the first page of this proxy statement by February 14, 2000, then the Company will not address the proposal in its proxy statement relating to that meeting, and all proxies solicited and received by the Company will be deemed to have conferred discretionary authority to vote on any such proposal.

                                 OTHER MATTERS

  As of February 14, 1999, the Corporation had not received notice of any matters to be presented at the annual meeting, other than as described in this Proxy Statement. Should other matters properly come before the meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

                           EXPENSES OF SOLICITATION

  The cost of soliciting proxies in the accompanying form will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Corporation or its subsidiaries personally, by telephone or by facsimile or other electronic means, for which no additional compensation will be paid to those persons engaged in such solicitation. The Corporation will reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in forwarding proxy materials to principals and obtaining their instructions. The Company has retained Morrow & Co., New York, New York, at an approximate total cost of $7,500, plus out-of-pocket expenses, to assist in the solicitation of proxies by mail, personally or by telephone or other means of communication.

                                   EXHIBIT A

                           COMPASS BANCSHARES, INC.

                   1999 OMNIBUS INCENTIVE COMPENSATION PLAN

  Section 1. PURPOSE OF THE PLAN; DEFINITIONS. The purpose of the Compass Bancshares, Inc. 1999 Omnibus Incentive Compensation Plan (the "Plan") is to further the growth in earnings and market appreciation of Compass Bancshares, Inc. (the "Corporation"). The Plan provides long-term incentives to those officers and key employees of the Corporation or its subsidiaries who make substantial contributions to the Corporation through their ability, loyalty, industry and invention. The Corporation intends that the Plan will thereby facilitate securing, retaining and motivating officers and key employees of high caliber and good potential.

  For purposes of the Plan, the following terms shall be defined as set forth below:

    (a) "Board" means the Board of Directors of the Corporation.

    (b) "Cause" means (i) a willful and material violation of applicable banking laws and regulations, (ii) dishonesty, (iii) theft, (iv) fraud, (v) embezzlement, (vi) commission of a felony or a crime involving moral turpitude, (vii) substantial dependence or addiction to alcohol or any drug, (viii) conduct disloyal to the Corporation or its affiliates, or (ix) willful dereliction of duties or disregard of lawful instructions or directions of the officers or directors of the Corporation or its affiliates relating to a material matter.

    (c) "Code" means the Internal Revenue Code of 1986, as amended, or any successors thereto.

    (d) "Committee" means the Compensation Committee of the Board.

    (e) "Common Stock" means the common stock, par value $2.00 per share, of the Corporation.

    (f) "Corporation" means Compass Bancshares, Inc., a Delaware corporation.

    (g) "Disability" means total and permanent disability as determined under the Corporation's long-term disability plan.

    (h) "Disinterested Person" shall mean an individual who qualifies as a "disinterested person" within the meaning set forth in Rule 16b-3(d)(3) as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission and who qualifies as an "outside director" within the meaning set forth in Section 162(m) of the Code and the regulations promulgated thereunder, or any successor definition thereto.

    (i) "Early Retirement" means retirement from active employment with the Corporation or its Subsidiary on or after the date on which the participant reaches the age of 55 but before the date on which the participant reaches the age of 65.

    (j) "Fair Market Value" means, as of any given date, the closing price of the Common Stock (or if no transactions were reported on such date on the next preceding date on which transactions were reported) in the principal market in which such Common Stock is traded on such date.

    (k) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

    (l) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

    (m) "Normal Retirement" means retirement from active employment with the Corporation or its Subsidiary on or after the date on which the participant reaches the age of 65.

    (n) "Performance Units" means an award granted to a participant pursuant to Section 9 hereof contingent upon achieving certain performance targets.

    (o) "Plan" means the Compass Bancshares, Inc. 1999 Omnibus Incentive Compensation Plan.

    (p) "Restricted Stock" means an award of shares of Common Stock granted to a participant pursuant to and subject to the restrictions set forth in
  Section 10 hereof.

    (q) "Stock Appreciation Rights" means a right granted under Section 8 hereof, which entitles the holder to receive cash or Common Stock in an amount equal to the excess of (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) a specified price.

    (r) "Stock Option" means any option to purchase shares of Common Stock granted pursuant to Section 7 hereof.

    (s) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

    (t) "Ten Percent Shareholder" means a person who owns (after taking into account the attribution rules of Code Section 424(b)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation.

  Section 2. ADMINISTRATION.

  (a) The Plan shall be administered by the Committee. The Committee shall be appointed by the Board and shall consist of three or more members of the Board who are Disinterested Persons. No member of the Committee shall be eligible to receive awards under the Plan while serving on the Committee, and no member of the Committee shall have been eligible to receive awards for one year prior to serving on the Committee. The Committee shall have full and final authority in its discretion to interpret the provisions of the Plan (and any agreements relating thereto) and to decide all questions of fact arising in its application; to determine the employees to whom awards shall be made under the Plan; to determine the type of award to be made and the amount, size, terms and conditions of each such award; to determine and establish additional terms and conditions not inconsistent with the Plan for any agreements entered into with participants in connection with the Plan; to determine the time when awards will be granted and when rights may be exercised, which may be after termination of employment; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; and to make all other determinations necessary or advisable for the administration of the Plan.

  (b) A majority of the Committee shall constitute a quorum, and the action of a majority of members of the Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without the holding of a meeting, shall be the acts of the Committee. Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive; provided, however, that any such decision made or action taken may be reviewed by the Board, in which event the determination of the Board shall be final and conclusive. This provision shall not be construed to grant to any person any right to review by the Board of any decision made or action taken by the Committee.

  (c) Neither the Board nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board may be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorney's fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability insurance that may be in effect from time to time, in all events as a majority of the Board then in office may determine from time to time, as evidenced by a written resolution thereof. In addition, no member of the Board and no employee of the Corporation shall be liable for any act or failure to act hereunder, by any other member or other employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or for any act or failure to act by such member or employee, in all events except in circumstances involving such member's or employee's bad faith, gross negligence, intentional fraud, or violation of a statute.

  Section 3. PARTICIPANTS. Persons eligible to participate in the Plan shall be those officers and key employees of the Corporation or its Subsidiaries who are in positions in which their decisions, actions and counsel significantly impact the performance of the Corporation or its Subsidiaries. Directors of the Corporation who are not otherwise salaried employees of the Corporation shall not be eligible to participate in the Plan.

  Section 4. AWARDS UNDER THE PLAN. Awards by the Committee under the Plan may be in the form of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Performance Units, Restricted Stock, supplemental cash payments and such other forms as the Committee may in its discretion deem appropriate, including any combination of the above. No fractional shares shall be issued under the Plan, and the minimum value of any shares issued under the Plan shall be the par value at the time of award.

  Section 5. SHARES SUBJECT TO PLAN.

  (a) The shares that may be issued under the Plan shall not exceed in the aggregate 3,750,000 shares of Common Stock. Such shares may be authorized and unissued shares or treasury shares. Except as otherwise provided herein, any shares subject to an option or right which for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

  (b) The maximum number of shares subject to awards which may be granted under the Plan to any individual in any one year is 200,000 (subject to appropriate adjustments to reflect changes in the capitalization of the Corporation)

  (c) In the event of any change in the outstanding Common Stock of the Corporation by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or otherwise, the Committee shall adjust the number of shares of Common Stock which may be issued under the Plan and the Committee shall provide for an equitable adjustment of any shares issuable pursuant to awards outstanding under the Plan.

  Section 6. EFFECTIVE DATE. The effective date of this Plan shall be the date it is adopted by the Board, provided that the stockholders of the Corporation shall approve this Plan in accordance with Rule 16b-3 of the Securities Exchange Act of 1934 and, to the extent this Plan provides for the issuance of Incentive Stock Options, the stockholders of the Corporation shall approve those portions of this Plan related to the granting of Incentive Stock Options within twelve (12) months after the date of adoption. If any awards are granted under the Plan before the date of such stockholder approval, such awards automatically shall be granted subject to such approval.

  Section 7. STOCK OPTIONS. Stock Options may be granted either alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Each Stock Option shall be evidenced by a written option agreement that shall specify, among other things, the type of Stock Option granted, the option price, the duration of the Stock Option, the number of shares of Common Stock to which the Stock Option pertains, and the schedule on which such Stock Options become exercisable.

  The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

  The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

  Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under
Section 422 of the Code. Notwithstanding the foregoing, in the event an optionee voluntarily disqualifies a Stock Option as an Incentive Stock Option within the meaning of Section 422 of the Code, the Committee may, but shall not be obligated to, make such additional grants, awards or bonuses as the Committee shall deem appropriate, to reflect the tax savings to the Corporation which result from such disqualification.

  Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

    (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than the Fair Market Value of the Common Stock on the date of the grant of the Stock Option; provided, however, if the Stock Option is an Incentive Stock Option granted to a Ten Percent Shareholder, the option price for each share of

  Common Stock subject to such Incentive Stock Option shall be no less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date such Incentive Stock Option is granted.

    (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date such Stock Option is granted.

    (c) Exercisability. Subject to Section 7(i) hereof with respect to Incentive Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time, in whole or in part, based on performance and/or such other factors as the Committee may determine in its sole discretion.

    (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Common Stock owned by the optionee (based on the Fair Market Value of the Common Stock on the date the option is exercised, as determined by the Committee). No shares of Common Stock resulting from the exercise of a Stock Option shall be issued until full payment therefor has been made. An optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the Stock Option when the optionee has given written notice of exercise and has paid in full for such shares.

    (e) Non-transferability of Options. Except as otherwise set forth in this
  Section 7(e), no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. For purposes of paragraphs (f), (g), (h) and (i) of this
  Section 7, a transferred option may be exercised by the transferee only to the extent that the optionee would have been entitled had the option not been transferred.

    (f) Termination by Death. Unless otherwise determined by the Committee at grant, if any optionee's employment with the Corporation or any Subsidiary terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three (3) years from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of
  Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    (g) Termination by Reason of Disability. Unless otherwise determined by the Committee at grant, if any optionee's employment with the Corporation or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three (3) years from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or for the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee at grant, if an optionee's employment with the Corporation or any Subsidiary terminates by reason of Normal Retirement or Early Retirement (with Committee consent), under a formal plan or policy of the Corporation, any Stock Option held by such optionee shall expire upon the earlier of (i) the expiration date set forth in the Stock Option agreement to which such Stock Option is subject, or (ii) three (3) years from the date of such Normal or Early Retirement. An optionee shall not be deemed to have retired during any leave of absence of the optionee authorized by the Corporation or any Subsidiary under its standard personnel practices. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    (i) Limit on Value of Incentive Stock Option First Exercisable
  Annually. The aggregate Fair Market Value (determined at the time of grant) of the Common Stock for which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year under the Plan (and/or any other stock option plans of the Corporation or any Subsidiary) shall not exceed $100,000.

  Section 8. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be evidenced by Stock Appreciation Rights agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    (a) Award. A Stock Appreciation Right shall entitle the grantee to receive upon exercise the excess of (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) a specified price which shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time the Stock Appreciation Right was granted, or, if granted in connection with a previously issued Stock Option, not less than 100% of the Fair Market Value of the Common Stock at the time such option was granted. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Option (including, in addition to options granted under the Plan, options granted under other plans of the Corporation), or not in connection with a Stock Option.

    (b) Term. Stock Appreciation Rights shall be granted for a period of not more than ten (10) years, and shall be exercisable in whole or in part at such time or times and subject to such other terms and conditions as shall be prescribed by the Committee at the time of grant.

    (c) Payment. Upon exercise of a Stock Appreciation Right, payment shall be made in the form of Common Stock (at the Fair Market Value on the date of exercise), in cash, or in a combination thereof, as the Committee may determine.

    (d) Effect on Shares. The exercise of a Stock Appreciation Right shall be treated as the issuance of a share of Common Stock for purposes of calculating the maximum number of shares which have been issued under the Plan.

    (e) Stock Appreciation Right Granted with Incentive Stock Option. A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

  Section 9. PERFORMANCE UNITS. The Committee may grant Performance Units (which may be denominated in either shares of stock or cash) under which payment may be made to the participant upon the attainment of specific performance goals. If the Performance Unit is denominated in shares of stock, such shares may be either (i) transferred to the participant on the date of the award (in the form of Restricted Stock in accordance with paragraph 10 below), subject to forfeiture if the goal is not attained or (ii) transferrable to the participant only upon attainment of the relevant performance goal. If the performance unit is denominated in cash, it may be paid upon attainment of the relevant performance goal either in cash or shares of the Corporation's common stock (based on the then current fair market value of such stock), at the Compensation Committee's discretion. Performance Units shall be evidenced by performance unit agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. Such agreements shall contain in substance the following terms and conditions:

    (a) Performance Period. The performance period for a Performance Unit shall be established by the Committee and shall be not more than ten (10) years.

    (b) Valuation of Units. A value for each Performance Unit shall be established by the Committee, together with principal and minimum performance targets to be achieved with respect to the Performance Unit during the performance period. The participant shall be entitled to receive one hundred percent (100%) of the value of the Performance Unit if the principal target is achieved during the performance period, but shall be entitled to receive nothing for such Performance Unit if the minimum target is not achieved during the performance period. The participant shall be entitled to receive a stated portion of the value of the Performance Unit for performance during the performance period which meets or exceeds the minimum target but fails to meet the principal target.

    (c) Performance Goals. The Committee may establish performance goals based on any business criteria deemed appropriate by the Committee including without limitation, earnings per share, return on common equity, return on assets, the ratio of earnings to shareholder's equity, the ratio of earnings to total capital, or the ratio of operating expenses to total revenue. These performance goals may be designed to measure corporate performance under any standards as may be determined by the Committee, including the absolute performance of the Corporation or its subsidiaries relative to prior periods, the performance of the Corporation or its subsidiaries relative to other companies, or the performance of the departments or divisions of the Corporation or its subsidiaries with respect to which the recipient has supervisory responsibility. Multiple performance goals may be established and may have the same or different weighting.

    (d) Adjustments. At any time prior to payment of the Performance Units, the Committee may adjust previously established performance goals and other terms and conditions, to reflect major unforeseen events such as changes in laws, regulations or accounting policies or procedures, mergers, acquisitions or divestitures or extraordinary, unusual or nonrecurring items or events, subject to the limitations of Section 162(m) with respect to those Performance Units which are structured to qualify for an exception to the limitations on deductibility imposed by Section 162(m) (as discussed below).

    (e) Payments of Performance Units. Following the conclusion of each performance period, the Committee shall determine the extent to which performance goals have been attained for such period as well as the other terms and conditions established by the Committee. With respect to Performance Units denominated in cash, the Committee shall determine what, if any, payment is due on the Performance Units and whether such payment shall be made in cash, in Common Stock, or partially in cash and partially in Common Stock. Any payments made in Common Stock shall be calculated based on the Fair Market Value of the Common Stock. Payments shall be made as promptly as practicable following the end of the performance period unless deferred subject to such terms and conditions as may be prescribed by the Committee. With respect to Performance Units denominated in shares of stock, the Committee shall determine the extent to which either (i) shares previously transferred to the participant on the date of the award (in the form of Restricted Stock in accordance with paragraph 10 below) shall be forfeited, if the relevant performance goal is not attained or
  (ii) shares shall be transferred to the participant, if the relevant performance goal is attained.

    (f) Termination by Death, Disability or Retirement. Any employee granted a Performance Unit pursuant to this Section 9, who, by reason of death, Disability or Normal or Early Retirement, terminates employment before the end of the performance period, may be entitled to receive a portion of any earned Performance Unit. The Committee, in its discretion, will determine the amount, if any, of the Performance Unit earned and the time at which payment will be made.

    (g) Other Termination. An employee who voluntarily terminates employment or whose employment is terminated involuntarily for Cause will forfeit all rights under the Performance Unit.

    (h) Section 162(m) Provisions. Within the first quarter of any performance period (or such earlier or later date as may be required or permitted by Section 162(m)), the Committee will determine whether to award any performance units for that performance period in a manner intended to result in "qualified performance-based compensation" within the meaning of
  Section 162(m) of the Code (a "Qualifying Performance Unit"). If the Committee intends to award any Qualifying Performance Units, the relevant performance goal will be "pre-established" and "objective" within the meaning of Section 162(m) of the Code, and the Committee shall have no discretion to waive or alter the goal after the expiration of the earlier of (i) the expiration of twenty-five percent of the performance period or
  (ii) the date on which the outcome under the goal is substantially certain. The maximum amount payable under a performance unit will depend on the value of that performance unit. However, Qualifying Performance Units awarded to any single officer in any given performance period are subject to a maximum cash denomination of $2,500,000.

  Section 10. RESTRICTED STOCK AWARDS.

  (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Corporation and its Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 10(b) hereof), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals (which grants may be structured as Performance Units or Qualifying Performance Units in accordance with paragraph 9 above), or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

  (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement") and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the then applicable terms and conditions.

    (i) Awards of Restricted Stock must be accepted within a period of ninety
  (90) days (or such shorter period as the Committee may specify) after the award date by executing a Restricted Stock Award Agreement and paying whatever price, if any, is required.

    (ii) A stock certificate in respect of shares of Restricted Stock shall be issued in the name of each participant who is awarded Restricted Stock. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

   "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Compass Bancshares, Inc. 1999 Omnibus Incentive Compensation Plan and a Restricted Stock Award Agreement entered into between the registered owner and the Corporation. Copies of such Plan and Agreement are on file in the offices of the Corporation, 15 South 20th Street, Birmingham, Alabama 35233."

    (iii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such award.

  (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 10 shall be subject to the following restrictions and conditions:

    (i) Subject to the provisions of this Plan and the Restricted Stock Award Agreements, during such period as may be set by the Committee commencing on the grant date, which may include the performance period with respect to Performance Units denominated in shares of stock (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on performance and/or such other factors as the Committee may determine, in its sole discretion; provided, however, that with respect to Restricted Stock transferred to participants pursuant to Qualifying Performance Units prior to the expiration of the relevant performance period in accordance with paragraph 9 above, the Committee shall not have the discretion to alter the performance goal or accelerate the performance period.

    (ii) Except as provided in paragraph (c)(i) of this Section 10, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote and to receive any dividends. Dividends paid in stock of the Corporation or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

    (iii) Subject to the provisions of the Restricted Stock Award Agreement and this Section 10, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant; provided, however, that the participant shall be entitled to retain the shares of Restricted Stock which have been paid for by the participant.

    (iv) In the event of death or Disability or in the event that a participant's employment is terminated as the result of special hardship circumstances (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

  Section 11. SUPPLEMENTAL CASH PAYMENTS. Subject to the Committee's discretion, Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Stock agreements may provide for the payment by the Corporation of a supplemental cash payment after the exercise of a Stock Option or Stock Appreciation Right, at the time of payment of a Performance Unit or at the end of the restriction period of a Restricted Stock award. Supplemental cash payments shall be subject to such terms and conditions as shall be provided by the Committee at the time of grant, provided that in no event shall the amount of each payment exceed:

    (a) In the case of a Stock Option, the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the option price, multiplied by the number of shares for which such option is exercised, or

    (b) In the case of a Stock Appreciation Right, Performance Unit or Restricted Stock award, the value of the shares and other consideration issued in payment of such award.

  Section 12. SALE OR MERGER OF CHANGE IN CONTROL. In the case of a merger or consolidation in which the Corporation is not the surviving corporation, or a sale of all or substantially all of the business or property of the Corporation, or liquidation or dissolution of the Corporation, or in the event of a tender offer or any other change involving a threatened change in control of the Corporation which, in the opinion of the Committee, could deprive the holders of the benefits intended to be conferred by awards hereunder, the

Committee may, in anticipation of any such transaction or event, either at the time of grant or thereafter, make such adjustments in the terms and conditions of outstanding awards, as the Committee in its sole discretion determines are equitably warranted under the circumstances including, without limitation, (i) acceleration of exercise terms, or (ii) acceleration of the lapse of restrictions and/or performance objectives or other terms.

  Section 13. GENERAL PROVISIONS.

  (a) Governmental or Other Regulations. Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory authority, or (c) an agreement by the recipient of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. A participant shall agree, as a condition of receiving any award under the Plan, to execute any documents, make any representations, agree to restrictions on stock transferability and take any actions which in the opinion of legal counsel to the Corporation is required by any applicable law, ruling or regulation.

  (b) Rights of a Stockholder. The recipient of any award under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Common Stock are issued to the recipient.

  (c) No Additional Rights. Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Corporation or its Subsidiaries, or affect any right which the Corporation or such Subsidiaries may have to terminate the employment of the participant.

  (d) Withholding. Whenever the Corporation proposes or is required to issue or transfer shares of Common Stock under the Plan, the Corporation shall have the right to require the recipient to remit to the Corporation or provide indemnification satisfactory to the Corporation for, an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the issuance or delivery of any certificate or certificates for such shares. Whenever payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state or local withholding tax requirements.

  (e) Non-Assignability. No award under the Plan shall be assignable or transferable by the participant except by will or by the laws of descent and distribution. During the life of a participant, such award shall be exercisable only by the participant or by the participant's guardian or legal representative.

  (f) Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the

Corporation, nothing set forth herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

  (g) Non-Uniform Determination. The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of awards and the agreements evidencing the awards, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated. Notwithstanding anything contained in the Plan, the Corporation may make loans to participants in connection with awards under the Plan or otherwise.

  (h) Amendment or Termination. The Board may amend, modify, suspend or terminate the Plan at any time; provided, however, that without stockholder approval, the Board may not increase the maximum number of shares which may be issued under the Plan (except increases pursuant to Section 5(c) hereof), change the class of employees eligible to receive awards, extend the period during which any award may be exercised, extend the term of the Plan or change the minimum option price. The termination or any modification, suspension or amendment of the Plan shall not, without the consent of a participant, adversely affect the participant's rights under an award previously granted. The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted Stock Options including options granted under other plans applicable to the participant and previously granted Stock Options having higher option prices.

  (i) Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to the sale or exercise of awards under the Plan shall be added to the Corporation's general funds and used for general corporate purposes.

  (j) Section 16. It is intended that the Plan and any grants made to a person subject to Section 16 of the Securities Exchange Act of 1934 meet all of the requirements of Rule 16b-3 thereunder. If any provision of the Plan or any award hereunder would disqualify the Plan or such award, or would otherwise not comply with Rule 16b-3, such provision or award shall be construed or deemed amended to conform to Rule 16b-3.

  (k) No Restriction on Right of Company to Effect Corporate Changes. Nothing in the Plan shall affect the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

  (l) Construction of Plan. The validity, interpretation, and administration of the Plan and of any rules, regulations, determinations, or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Alabama.

  (m) Duration of the Plan. The Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of shares or the payment of cash, but no award shall be granted more than ten (10) years after the effective date hereof.

--------------------------------------------------------------------------------

ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN TRUSTEE.

1. ELECTION OF DIRECTORS OF COMPASS   2. APPROVE THE CORPORATION'S 1999
   BANCSHARES, INC.:                     OMNIBUS INCENTIVE COMPENSATION PLAN.
   NOMINEES: TRANUM FITZPATRICK AND
   JOHN S. STEIN

   FOR  [_]   WITHHELD [_]              FOR [_]  AGAINST [_]  ABSTAIN [_]

[_] ________________________________
    For all nominees except as noted
    above
                                      MARK HERE FOR ADDRESS CHANGE AND NOTE
                                      AT LEFT                               [_]
                                      (Important: Please sign exactly as
                                             name appears hereon.)

                                      Signature:
                                                -------------------------------

                                      Date:
                                           ------------------------------------

                                      Signature:
                                                -------------------------------

                                      Date:
                                           ------------------------------------

--------------------------------------------------------------------------------

TO: Compass Bank, as Plan Trustee of the Compass Bancshares, Inc.
Employee Stock Ownership/401(k) Plan

I hereby direct you, as Trustee of the Compass Bancshares, Inc. Employee Stock Ownership/401(k) Plan (the "Plan") to act in accordance with the instructions I have specified on the reverse side hereof in voting each of Compass Bancshares, Inc. common stock ("Bancshares Stock") allocated to my account under the Plan at the 1999 Annual Meeting of Stockholders of Compass Bancshares, Inc. to be held on April 26, 1999, and at any adjournment thereof. Any previous instructions to the Plan Trustee relating to the 1999 Annual Meeting of Stockholders of Compass Bancshares, Inc. hereby are revoked. Under the terms of the Plan and subject to the Plan and subject to the Plan Trustee's responsibilities under ERISA, the Plan Trustee will vote Bancshares Stock allocated to the accounts of Plan participants and beneficiaries ("Participants") in accordance with timely instructions received from such Participants and will not vote Bancshares Stock allocated to Plan Participants if the Plan Trustee does not receive timely instructions from such Participants on or before the date designated below.

IMPORTANT: YOUR INSTRUCTIONS SHOULD BE MAILED IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED. IN ORDER TO COMPLY WITH YOUR INSTRUCTIONS, THIS CARD MUST BE PROPERLY EXECUTED AND MAILED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AS TO BE RECEIVED BEFORE 5:00 P.M. EASTERN TIME ON APRIL 21, 1999. YOUR INSTRUCTIONS WILL BE KEPT CONFIDENTIAL.

DO NOT MAIL THESE INSTRUCTIONS TO COMPASS BANK OR COMPASS BANCSHARES, INC.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT.

1. ELECTION OF DIRECTORS.              2. APPROVE THE CORPORATION'S 1999 OMNIBUS
   NOMINEES: TRANUM FITZPATRICK           INCENTIVE COMPENSATION PLAN.
   AND JOHN S. STEIN
       FOR [_]   WITHHELD [_]              FOR [_]   AGAINST [_]   ABSTAIN [_]

[_] ________________________________
    FOR ALL NOMINEES EXCEPT AS NOTED
    ABOVE                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT
                                       LEFT                                  [_]

                                       WHEN SIGNING AS ATTORNEY, TRUSTEE OR
                                       GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH
                                       IF AS CORPORATION, PLEASE SIGN IN FULL
                                       CORPORATE NAME BY PRESIDENT OR OTHER
                                       AUTHORIZED OFFICER. IF A PARTNERSHIP
                                       PLEASE SIGN IN PARTNERSHIP NAME BY
                                       AUTHORIZED PERSON.

                                       PLEASE SIGN EXACTLY AS NAME APPEARS
                                       HEREIN, WHEN SHARES ARE HELD BY JOINT
                                       TENANTS, BOTH SHOULD SIGN. PLEASE MARK,
                                       SIGN, DATE AND RETURN THE PROXY PROMPTLY
                                       USING THE ENCLOSED ENVELOPE.

                                       SIGNATURE:
                                                 -------------------------------

                                       DATE:
                                            ------------------------------------


                                       SIGNATURE:
                                                 -------------------------------

                                       DATE:
                                            ------------------------------------

--------------------------------------------------------------------------------
                           COMPASS BANCSHARES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Garrett R. Hegel, Jerry W. Powell, and E. Lee Harris, Jr. or any one of them, proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote all shares of common stock of Compass Bancshares, Inc., held of record by the undersigned on March 18, 1999, at the annual meeting of stockholders to be held on April 26, 1999, or at any adjournment(s) or postponement(s) thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTOR'S RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE)

--------------------------------------------------------------------------------